UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Summit Midstream Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35666	99-3056990
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2024, Summit Midstream Corporation, a Delaware corporation (the “Company”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Summit SMC NewCo, LLC (“Merger Sub”), a wholly-owned subsidiary of the Company, Summit Midstream Partners, LP (the “Partnership”) and Summit Midstream GP, LLC, the general partner of the Partnership (the “General Partner”), pursuant to which Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Corporate Reorganization”). This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purposes of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s common stock, par value $0.01 (“Common Stock”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture

Following the Corporate Reorganization, on August 1, 2024, the Company, Summit Midstream Holdings, LLC, a Delaware limited liability company (the “Issuer”), the Partnership and Regions Bank, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of July 26, 2024 (the “Indenture”), among the Issuer, the Partnership, the guarantors party thereto, the Trustee and the Collateral Agent, pursuant to which the Company provided a parent guarantee of the $575,000,000 in aggregate principal amount of the Issuer’s 8.625% Senior Secured Second Lien Notes due 2029.

The foregoing description of the Supplemental Indenture is only a summary and is subject to, and entirely qualified by reference to, the full text of the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 to this Form 8-K and which is incorporated herein by reference.

Joinder to ABL Agreement and Intercreditor Agreement

Following the Corporate Reorganization, on August 1, 2024, the Company and Bank of America, N.A., as administrative agent (the “ABL Agent”), entered into (a) that certain Joinder Agreement (the “Joinder Agreement”) to that certain Amended and Restated Loan and Security Agreement, dated as of July 26, 2024 (the “ABL Agreement”), among the Issuer, the Partnership, the guarantors party thereto, and the ABL Agent, pursuant to which the Company granted a lien and security interest in the Company’s ownership interests in certain entities and certain other assets to the ABL Agent and guaranteed the Secured Obligations (as defined in the ABL Agreement) and (b) that certain Grantor Joinder Agreement (the “ICA Joinder”) to that certain Intercreditor Agreement dated as of November 2, 2021 (as amended by that certain Notice and Reaffirmation of Intercreditor Agreement dated as of July 26, 2024, the “Intercreditor Agreement”) among the Issuer, the Agent, Regions Bank and the other parties party thereto, pursuant to which the Company will become a party to the Intercreditor Agreement.

The foregoing description of the Joinder Agreement and the ICA Joinder are only a summary of such documents and are subject to, and entirely qualified by reference to, the full text of the Joinder Agreement and the ICA Joinder, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2024, the Company completed the Corporate Reorganization. Pursuant to the terms and conditions set forth in the Merger Agreement, upon the consummation of the Corporate Reorganization the Partnership merged with and into Merger Sub, with the Partnership continuing as the surviving entity and wholly-owned subsidiary of the Company, with each common unit representing limited partner interests in the Partnership (the “Common Units”) being automatically converted into the right to receive one share of Common Stock.

Pursuant to the Merger Agreement, at the effective time of the Corporate Reorganization (the “Effective Time”), each outstanding phantom unit award granted under the Summit Midstream Partners, LP 2012 Long-Term Incentive Plan, as amended and restated, or the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan, as amended (the “Partnership Phantom Unit Awards”), was converted into an award of restricted stock units relating to a number of shares of Common Stock of the Company (the “Company RSUs”) equal to the number of Common Units subject to such Partnership Phantom Unit Award as of immediately prior to the Effective Time. The Company RSUs are subject to substantially the same terms and conditions as were applicable to the converted Partnership Phantom Unit Awards, including vesting and payment timing provisions, as applicable.

The issuance of the Common Stock in the Corporate Reorganization was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the proxy statement/prospectus dated June 14, 2024 and initially filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2024 (the “Proxy Statement/Prospectus”) that forms a part of the Registration Statement on Form S-4 (Registration No. 333-279903) of the Company, as declared effective on June 14, 2024 (the “Registration Statement”). The Proxy Statement/Prospectus contains additional information about the Corporate Reorganization and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company, the General Partner and the Partnership in the Corporate Reorganization.

The Common Stock will begin trading on the New York Stock Exchange (“NYSE”) under the symbol “SMC” on August 1, 2024.

Each of the Common Units was registered pursuant to Section 12(b) of the Exchange Act and was listed on NYSE under the symbol “SMLP,” and has been delisted from NYSE in connection with the consummation of the Corporate Reorganization. The Partnership expects to file a Form 15 with the SEC to terminate the registration under Section 15(d) of the Exchange Act of the Common Units.

In connection with the Corporate Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to the Partnership and has succeeded to the attributes of the Partnership as the registrant. The Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of the Company’s capital stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of the Company’s filings with the SEC pursuant to the Securities Act, the Exchange Act, and the rules and forms promulgated thereunder.

The foregoing description of the Merger Agreement is only a summary and is subject to, and entirely qualified by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

Upon the consummation of the Corporate Reorganization on August 1, 2024 as further described above under Item 2.01, a change of control of the Company occurred. Immediately prior to the Corporate Reorganization, the Partnership owned all of the issued and outstanding equity interests in the Company. Upon consummation of the Corporate Reorganization, pursuant to the terms and conditions of the Merger Agreement, the former common unitholders of the Partnership and holders of 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in the Partnership (“Series A Preferred Units”) became the stockholders of the Company in accordance with the Common Stock and Series A Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), exchange provisions and ratios set forth in the Merger Agreement. As a result of the Corporate Reorganization, the Partnership became a wholly-owned subsidiary of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Appointments

In connection with and upon the consummation of the Corporate Reorganization, the Board of Directors of the Company (the “Board”) appointed Lee Jacobe and Jerry L. Peters as Class I directors, J. Heath Deneke, Robert J. McNally and Marguerite Woung-Chapman as Class II directors and James J. Cleary and Rommel M. Oates as Class III directors. The information with respect to the experience and qualifications and the Company’s compensation of such persons set forth under the captions “Management of New Summit,” “Compensation of Directors” and elsewhere in the Proxy Statement/Prospectus is incorporated by reference herein.

Lee Jacobe, Robert J. McNally and Jerry L. Peters have been appointed to the Audit Committee of the Board and Jerry L. Peters has been appointed as the chair of the Audit Committee. James J. Cleary, Lee Jacobe and Marguerite Woung-Chapman have been appointed to the Compensation Committee of the Board and Lee Jacobe has been appointed as the chair of the Compensation Committee. James J. Cleary, Rommel M. Oates, Jerry L. Peters and Marguerite Woung-Chapman have been appointed to the Nominating, Governance and Sustainability Committee of the Board and Marguerite Woung-Chapman has been appointed as the chair of the Nominating, Governance and Sustainability Committee.

From and after the Effective Time, the executive officers of the Company prior to the Effective Time continued as executive officers of the Company, as set forth below.

Name	Age	Position with the Company
J. Heath Deneke	50	Chairman of the Board, President and Chief Executive Officer
William J. Mault	38	Executive Vice President and Chief Financial Officer
James D. Johnston	54	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Matthew B. Sicinski	47	Senior Vice President and Chief Accounting Officer

Biographical information about the Company’s directors executive officers is included in the Proxy Statement/Prospectus under “Management of New Summit” and incorporated by reference herein. There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of the Company.

Employment Agreements

In connection with and upon the consummation of the Corporate Reorganization, Summit Operating Services Company, LLC, a wholly-owned subsidiary of the Company, entered into amended and restated employment agreements with each of J. Heath Deneke, James D. Johnston, William J. Mault and Matthew B. Sicinski (the “Employment Agreements”), effective as of August 1, 2024. There were no material changes to the Employment Agreements, other than changes to the terms and conditions therein to reflect the Corporate Reorganization.

The foregoing description of the Employment Agreements is only a summary and is subject to, and entirely qualified by reference to, the full text of the Employment Agreements, copies of which are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this Form 8-K and which are incorporated herein by reference.

2024 Long-Term Incentive Plan

In connection with and subject to the consummation of the Corporate Reorganization, the Company assumed the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan, as amended by the First Amendment, effective as of March 16, 2022 (the “2022 LTIP”) and all of the obligations of the Partnership thereunder. In connection with the assumption of the 2022 LTIP and the Corporate Reorganization, the Board approved the amendment and restatement of the 2022 LTIP, with such amendment and restatement effective as of August 1, 2024 (such amended and restated plan, the Summit Midstream Corporation 2024 Long-Term Incentive Plan (the “2024 LTIP”)).

The 2024 LTIP authorizes the Compensation Committee of the Company, in its discretion, to grant awards of restricted stock, restricted stock units, stock options, stock appreciation rights and other awards related to the Company’s Common Stock upon such terms and conditions as it may determine appropriate and in accordance with the terms of the 2024 LTIP.

The foregoing description of the 2024 LTIP is only a summary and is subject to, and entirely qualified by reference to, the full text of the 2024 LTIP, a copy of which is attached hereto as Exhibit 10.7 to this Form 8-K and which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Corporate Reorganization, the Company amended and restated in their entirety its certificate of incorporation and bylaws substantially in the forms attached as Exhibits A and B to the Merger Agreement and included in the Proxy Statement/Prospectus. The description of the amended and restated certificate of incorporation (the “Certificate of Incorporation”) and the amended and restated bylaws (the “Bylaws”) that was contained under the captions “Comparison of the Rights of Stockholders and Unitholders” and “Description of New Summit Capital Stock” in the Proxy Statement/Prospectus is incorporated herein by reference.

On July 31, 2024, the Company filed a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State. Pursuant to the Certificate of Designation, the Company issued 65,508 shares of Series A Preferred Stock to the holders of Series A Preferred Units prior to the Effective Time. The rights of holders of Series A Preferred Stock are governed by the Certificate of Incorporation, the Bylaws, the Certificate of Designation and Delaware law. The liquidation preference of the Series A Preferred Stock is initially equal to $1,000 and the Certificate of Designation deems all accumulated and unpaid distributions on the Series A Preferred Units to be Series A Unpaid Cash Dividends (as defined in the Certificate of Designation) per share of Series A Preferred Stock.

The foregoing descriptions of the Certificate of Incorporation, Bylaws and Certificate of Designation and the description of the Certificate of Incorporation and Bylaws contained in the Proxy Statement/Prospectus are only summaries and are subject to, and entirely qualified by reference to, the full text of the Certificate of Incorporation, Bylaws and Certificate of Designation, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, to this Form 8-K and which are incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 1, 2024, the Board adopted a new Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all employees, officers and directors of the Company, including its principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. There were no material changes to the Code of Conduct, other than changes to the terms and conditions therein to reflect the Corporate Reorganization. A copy of the Code of Conduct can be found on the Company’s website at www.summitmidstream.com. Information contained on the Company’s website is not incorporated by reference herein and should not be considered to be part of this Form 8-K. The inclusion of the Company’s website address in this Form 8-K is an inactive textual reference only.

The foregoing description of the Code of Conduct is only a summary and is subject to, and entirely qualified by reference to, the full text of the Code of Conduct, a copy of which is attached hereto as Exhibit 14.1 to this Form 8-K and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of the Partnership required by this item were previously filed in the Registration Statement and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by this item was previously filed in the Registration Statement and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2024, by and among Summit Midstream Corporation, Summit SMC NewCo, LLC, Summit Midstream Partners, LP and Summit Midstream GP, LLC (included as Annex A to the proxy statement/prospectus that forms a part of the registration statement on Form S-4 filed with the SEC on June 3, 2024 (File No. 333-279903)).

3.1	Amended and Restated Certificate of Incorporation of Summit Midstream Corporation.

3.2	Amended and Restated Bylaws of Summit Midstream Corporation.

3.3	Certificate of Designation of Series A Floating Rate Cumulative Redeemable Perpetual Preferred Stock of Summit Midstream Corporation.

4.1	Supplemental Indenture, dated August 1, 2024, among Summit Midstream Holdings, LLC, Summit Midstream Corporation, Summit Midstream Partners, LP and Regions Bank, as trustee and collateral agent.

10.1*	Joinder Agreement, dated August 1, 2024, between Summit Midstream Corporation and Bank of America, N.A.

10.2	Grantor Joinder Agreement to the Intercreditor Agreement, dated August 1, 2024, by Summit Midstream Corporation.

10.3	Amended and Restated Employment Agreement, dated August 1, 2024, by and between Summit Operating Services Company, LLC and J. Heath Deneke.

10.4	Amended and Restated Employment Agreement, dated August 1, 2024, by and between Summit Operating Services Company, LLC and James D. Johnston.

10.5	Amended and Restated Employment Agreement, dated August 1, 2024, by and between Summit Operating Services Company, LLC and William J. Mault.

10.6	Amended and Restated Employment Agreement, dated August 1, 2024, by and between Summit Operating Services Company, LLC and Matthew B. Sicinski.

10.7	Summit Midstream Corporation 2024 Long-Term Incentive Plan.

14.1	Code of Business Conduct and Ethics.

99.1	Description of Capital Stock (incorporated by referenced to the section of the Proxy Statement/Prospectus filed by the Company with the SEC on June 14, 2024 entitled “Description of New Summit Capital Stock”).

*	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation
(Registrant)

Dated: August 1, 2024	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer (Principal Financial Officer)